UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2011

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of January 11, 2011, CME Group Inc. (the "Company" or "CME Group") entered into a $1 billion multi-currency revolving senior credit facility with certain financial institutions and other persons party thereto as lenders and Bank of America, N.A., as administrative agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital, UBS Securities LLC, and Wells Fargo Securities, LLC, as joint lead arrangers, for such lenders (the "Senior Credit Facility"). Under the terms of the Senior Credit Facility, the Company has the option, so long as no default is continuing under the Senior Credit Facility, to increase the facility from time to time to an aggregate amount of up to $1,750,000,000 with only the consent of the agent and the lenders providing the additional funds.

Effective as of November 1, 2011, the Company exercised its option to increase the facility by $40,000,000 and entered into an amendment (the "Amendment") to the Senior Credit Facility among CME Group, JP Morgan Chase Bank, N.A. and Bank of America, N.A., as administrative agent.

The Senior Credit Facility has a maturity date of January 11, 2014 and is voluntarily prepayable from time to time without premium or penalty.

The foregoing description of the Senior Credit Facility, as amended, is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Senior Credit Facility, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on January 14, 2011, and the Amendment, which is filed an Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Amendment to Credit Agreement for Commitment Increase, dated as of November 1, 2011, among CME Group Inc., as borrower, JPMorgan Chase Bank, N.A., and Bank of America, N.A., as administrative agent.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

November 4, 2011	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Credit Agreement for Commitment Increase, dated as of November 1, 2011, among CME Group Inc., as borrower, JPMorgan Chase Bank, N.A., and Bank of America, as administrative agent.